UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Henry Schein, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered: (1) the election of fifteen directors of the Company for terms expiring in 2023; (2) a proposal to consider approval, by non-binding vote, of the 2021 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (3) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fifteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	119,421,696	983,796	119,741	4,800,564
Stanley M. Bergman	109,960,750	9,747,448	817,035	4,800,564
James P. Breslawski	118,244,623	2,208,916	71,694	4,800,564
Deborah Derby	114,211,289	6,199,618	114,326	4,800,564
Joseph L. Herring	117,428,580	2,976,762	119,891	4,800,564
Kurt P. Kuehn	117,943,507	2,461,027	120,699	4,800,564
Philip A. Laskawy	98,398,934	21,421,546	704,753	4,800,564
Anne H. Margulies	119,025,485	1,384,456	115,292	4,800,564
Mark E. Mlotek	118,181,927	2,258,036	85,270	4,800,564
Steven Paladino	115,562,763	4,887,631	74,839	4,800,564
Carol Raphael	119,645,707	764,271	115,255	4,800,564
E. Dianne Rekow, DDS, Ph.D.	119,651,724	759,646	113,863	4,800,564
Scott Serota	119,831,690	576,092	117,451	4,800,564
Bradley T. Sheares, Ph.D.	111,263,742	9,143,973	117,518	4,800,564
Reed V. Tuckson, M.D., FACP	119,421,277	982,938	121,018	4,800,564

2.	The 2021 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
61,098,930	57,534,443	1,891,860	4,800,564

3.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

For	Against	Abstain
115,505,535	9,778,609	41,653

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 20, 2022	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel